Filed pursuant to Rule 497
File No. 333-200595

Maximum Offering of 69,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 4 dated August 31, 2016

to

Prospectus dated June 30, 2016

This Supplement No. 4 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated June 30, 2016 (the “Prospectus”), Supplement No. 1 to the Prospectus dated June 30, 2016, Supplement No. 2 to the Prospectus dated July 20, 2016 and Supplement No. 3 to the Prospectus dated August 11, 2016.

You should carefully consider the “Risk Factors” beginning on page 36 of the Prospectus before you decide to invest.

PROSPECTUS UPDATES

Amendment and Restatement of the Revolving Credit Facility

On August 12, 2016 (the “Closing Date”), the Company entered into an Amended and Restated Senior Secured Revolving Credit Agreement (the “Amended and Restated Revolving Credit Agreement”), with the lenders party thereto (the “Lenders”) and ING Capital LLC, as administrative agent (the “Administrative Agent”). The Amended and Restated Revolving Credit Agreement amends and restates in its entirety the Company’s Senior Secured Revolving Credit Agreement (the facility provided thereunder, as so amended and restated, the “Revolving Credit Facility”).

The Revolving Credit Facility was amended to, among other things, (i) extend the revolving period until August 2019, (ii) extend the final maturity date until August 2020, (iii) provide for Lenders to make loans to the Company exclusively denominated in U.S. dollars or denominated in U.S. dollars and Canadian dollars, (iv) decrease interest rates under the Revolving Credit Facility (a) for ABR loans, to ABR (with a minimum of 0.0%) plus 1.75%, and (b) for Eurocurrency loans, to LIBOR (with a minimum of 0.0%) plus 2.75%, (v) permit a step down of the interest rate when the Company fulfills the Step Down Condition (as defined in the Amended and Restated Revolving Credit Agreement) (a) for ABR loans, to ABR (with a minimum of 0.0%) plus 1.50%, and (b) for Eurocurrency loans, to LIBOR (with a minimum of 0.0%) plus 2.50%, (vi) increase the commitment fee rate to 1.50% if the Company’s used commitments are less than or equal to 40% of aggregate commitments, 0.75% if the Company’s used commitments are greater than 40% and less than or equal to 65% of aggregate commitments and 0.50% if the Company’s used commitments are greater than 65% of aggregate commitments and (vii) make changes to the borrowing base formulation.

As of August 12, 2016, total commitments under the Revolving Credit Facility were $175 million, comprised of $105 million in Dollar Commitments (as defined in the Amended and Restated Revolving Credit Agreement) and $70 million in Multicurrency Commitments (as defined in the Amended and Restated Revolving Credit Agreement).

Borrowings under the Revolving Credit Facility are subject to, among other things, a minimum borrowing/collateral base. Substantially all of the Company’s assets are pledged as collateral under the Revolving Credit Facility. In addition, the Revolving Credit Facility requires the Company to, among other things (i) make representations and warranties regarding the collateral as well as the Company’s business and operations, (ii) agree to certain indemnification obligations and (iii) comply with various affirmative and negative covenants. The documentation for the Revolving Credit Facility also includes default provisions such as the failure to make timely payment under the Revolving Credit Facility, the occurrence of a change of control or replacement of SIC Advisors LLC, the Company’s registered investment adviser, and the failure by the Company to materially perform its obligations under the Amended and Restated Revolving Credit Agreement and the other Loan Documents (as defined in the Amended and Restated Revolving Credit Agreement), which, if not complied with, could accelerate repayment under the Revolving Credit Facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.